United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AZITRA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Business Park Drive

Branford, CT 06405

(Address of principal executive offices)(Zip Code)

(203) 646-6446

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock: Par value $0.0001	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 27, 2026, Azitra, Inc. (the “Company”), issued a press release announcing that it intends to convene its upcoming 2026 annual meeting of stockholders (the “2026 Annual Meeting”) scheduled for June 4, 2026, at 11:00 a.m., Eastern Time, and then immediately adjourn proceedings, without conducting any other business. The 2026 Annual Meeting will reconvene at 11:00 a.m. Eastern Time on June 15, 2026, virtually at www.proxydocs.com/AZTR. The Company has determined to adjourn the 2026 Annual Meeting to allow additional time for stockholders to receive and submit their proxy materials, as a result of a minor administrative delay in mailing.

The record date for the determination of stockholders of the Company entitled to vote at the adjourned 2026 Annual Meeting will remain the close of business on April 24, 2026. No changes have been made to the proposals to be voted on by the stockholders at the 2026 Annual Meeting. Stockholders who have previously submitted their proxy or otherwise voted and do not want to change their vote do not need to take any action. Stockholders may cast their votes by following instructions set forth in the Company’s definitive proxy statement on Schedule 14A which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 8, 2026, which is available on the SEC’s website at www.sec.gov.

On May 27, 2026, the Company issued a press release announcing that it had adjourned the 2026 Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release dated May 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZITRA, INC.

Dated: May 27, 2026	By:	/s/ Francisco Salva
	Name:	Francisco Salva
	Title:	Chief Executive Officer

Exhibit 99.1

Azitra Announces Intention to Adjourn Annual Meeting and Reconvene Annual Meeting

BRANFORD, Conn. – May 27, 2026 - Azitra, Inc. (NYSE American: AZTR), a clinical stage biopharmaceutical company focused on developing innovative therapies for precision dermatology, today announced that it intends to convene its upcoming 2026 annual meeting of stockholders (the “2026 Annual Meeting”) scheduled for June 4, 2026 at 11:00 a.m., Eastern Time, and then immediately adjourn proceedings, without conducting any other business. Azitra intends to reconvene the 2026 Annual Meeting on June 15, 2026 at 11:00 a.m., Eastern Time (the “Reconvened 2026 Annual Meeting”). The Company has determined to adjourn the 2026 Annual Meeting to allow additional time for stockholders to receive and submit their proxy materials, as a result of a minor administrative delay in mailing.

The Reconvened 2026 Annual Meeting will continue to be held in a virtual format. Stockholders will be able to listen and participate in the virtual annual meeting, as well as vote and submit questions during the live webcast of the meeting by visiting www.proxydocs.com/AZTR and entering the control number included in their proxy card. The proposals at the Reconvened 2026 Annual Meeting will be the same as those at the 2026 Annual Meeting.

Azitra encourages eligible stockholders as of the record date of April 24, 2026, who have not yet voted their shares on the meeting proposals, or are uncertain if their shares have been voted on, to contact their broker or bank to vote their shares. The Board of Directors and management of the Company request that these stockholders consider and vote their proxies as soon as possible on the meeting proposals, but no later than June 15, 2026, at 10:59 a.m. Eastern Time.

Stockholders who have previously submitted their proxy and who do not want to change their vote need not take any action.

As described in the 2026 Annual Meeting Proxy Statement, stockholders may use one of the following simple methods to, prior to the Reconvened 2026 Annual Meeting, vote their shares, or change their previously submitted vote, no later than June 15, 2026, at 10:59 a.m. Eastern Time with respect to the proposals:

●	By mail. Complete and mail the proxy card in the postage prepaid envelope. If you return your signed proxy card to us before the Reconvened 2026 Annual Meeting, we will vote your shares as you direct. If you sign the proxy card but do not specify how you want your eligible shares voted, they will be voted as recommended by our Board.

●	Over the Internet. To submit a proxy to vote your shares through the Internet, go to www.proxypush.com/AZTR to complete an electronic proxy card. You will be asked to provide the control number from the proxy card delivered to you.

●	By telephone. To submit a proxy to vote your shares telephonically, please call the toll-free number listed on your proxy card and follow the instructions provided.

Votes must be received by 10:59 a.m. Eastern Time on June 15, 2026, to be counted. After this time, votes can only be cast during the Reconvened 2026 Annual Meeting on June 15, 2026, at 11:00 a.m. Eastern Time at www.proxydocs.com/AZTR.

About Azitra

Azitra, Inc. is a clinical stage biopharmaceutical company focused on developing innovative therapies for precision dermatology. The Company’s lead program, ATR-12, uses an engineered strain of S. epidermidis designed to treat Netherton syndrome, a rare, chronic skin disease with no approved treatment options. Netherton syndrome may be fatal in infancy with those living beyond a year having profound lifelong challenges. The ATR-12 program includes a Phase 1b clinical trial in adult Netherton syndrome patients. ATR-04, Azitra’s additional advanced program, utilizes another engineered strain of S. epidermidis for the treatment of EGFR inhibitor (“EGFRi”) associated rash. Azitra has received Fast Track designation from the FDA for EGFRi associated rash, which impacts approximately 150,000 people in the U.S. Azitra has an open IND for its ATR-04 program in patients with EGFRi associated rash. The ATR-12 and ATR-04 programs were developed from Azitra’s proprietary platform of engineered proteins and topical live biotherapeutic products that includes a microbial library comprised of approximately 1,500 bacterial strains. The platform is augmented by artificial intelligence and machine learning technology that analyzes, predicts, and helps screen the library of strains for drug like molecules. Azitra is also developing its proprietary filaggrin protein and peptide technologies for the consumer, cosmeceutical market. The new initiative is the first amongst others, which aims to leverage Azitra’s microbial genetic engineering platform to manufacture innovative proteins and peptides for the cosmetic and research markets. For more information, please visit https://azitrainc.com.

Forward-Looking Statements

This press release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “potential,” “predict,” “should,” “will,” “would,” or the negative of these terms and similar expressions intended to identify forward-looking statements. These forward-looking statements include statements related to the meeting proposals, the timing and the outcome of the Reconvened 2026 Annual Meeting, matters described above, the parties’ expectations and related matters. Azitra cautions readers that forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to certain risks and uncertainties that could cause actual results to differ materially and adversely from those expressed in, or implied by, these forward-looking statements, including, but not limited to, the timing of the Reconvened 2026 Annual Meeting. These and other risks and uncertainties are described more fully in the sections titled “Risk Factors” and “Cautionary Notice” in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the SEC. Forward-looking statements reflect the Company’s analysis only on their stated date, and Azitra undertakes no obligation to update or revise these statements except as may be required by law.

Additional Information and Where to Find It

In connection with the solicitation of proxies, on May 8, 2026, Azitra filed the 2026 Annual Meeting Proxy Statement with the SEC with respect to the 2026 Annual Meeting. Promptly after filing the 2026 Annual Meeting Proxy Statement with the SEC, Azitra mailed the 2026 Annual Meeting Proxy Statement and a proxy card to each stockholder entitled to vote at the 2026 Annual Meeting to consider the proposals. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT AZITRA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the 2026 Annual Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Azitra with the SEC in connection with the proposals at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website (https://ir.azitrainc.com/financial-information/sec-filings). The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

Contact

Norman Staskey

Chief Financial Officer

staskey@azitrainc.com

Investor Relations

Tiberend Strategic Advisors, Inc.

Jon Nugent

205-566-3026

jnugent@tiberend.com

Media Relations

Tiberend Strategic Advisors, Inc.

Casey McDonald

646-577-8520